UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2017

CV SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54677 (Commission File Number)	80-0944970 (I.R.S. Employer Identification No.)

2688 South Rainbow Boulevard, Suite B

Las Vegas, Nevada 89146

(Address of principal executive offices, Zip Code)

(866) 290-2157
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01          Regulation FD Disclosure

On June 19, 2017, CV Sciences, Inc. (the “Company”) announced the results of its “pre-IND” meeting with the U.S. Food and Drug Administration (FDA) held on June 15, 2017. A copy of this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

The Company also announced that on June 15, 2017 the Securities and Exchange Commission filed a Complaint against the Company and the Company’s President and Chief Executive Officer, as more particularly described in Item 8.01 of this Current Report on Form 8-K. A copy of this announcement is attached hereto as Exhibit 99.2 and incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

Exhibits 99.1 and 99.2 each contain forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 8.01          Other Events

On June 19, 2017, the Company learned that on June 15, 2017, the Securities and Exchange Commission (the “SEC”) filed a Complaint against the Company and Michael Mona, Jr., the Company’s President and Chief Executive Officer. The Complaint alleges that the Company’s financial reporting of its acquisition of certain assets from PhytoSphere Systems, LLC in 2013 (the “Transaction”) was improper, and constitutes fraud. More specifically, the SEC contends that the Company’s quarterly reports on Form 10-Q for the first three quarters of 2013 improperly reported the Transaction. The SEC bases its claims against the Company and Mr. Mona on the position that the Company’s reporting of the Transaction in 2013, and prior to its restatement of those financial reports in April 2014, overstated the value of the Company’s assets.

The Complaint alleges that Mr. Mona personally benefitted from the alleged fraud by receiving a holiday bonus of $10,000 in December 2013.

Item 9.01          Financial Statements and Exhibits.

(d)       Exhibits

99.1          Press Release, dated June 19, 2017.

99.2          Press Release, dated June 19, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2017

CV SCIENCES, INC.

By: /s/ Michael Mona, Jr.
Michael Mona, Jr.
President and Chief Executive Officer

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